                                                              Exhibit 99.1


                    [First Community Bancshares, Inc. logo]


                                  NEWS RELEASE

FOR IMMEDIATE RELEASE:                       FOR MORE INFORMATION,
APRIL 22, 2003                               CONTACT: ROBERT L. SCHUMACHER AT
                                                      (276) 326-9000

                FIRST COMMUNITY BANCSHARES, INC. (FCBC) ANNOUNCES
                         FIRST QUARTER OPERATING RESULTS


         First Community Bancshares, Inc. (Nasdaq: FCBC; www.fcbinc.com) today reported record earnings of $6.7 million for the first quarter of 2003, or $0.68 earnings per basic and diluted share. This represents a 6.3% improvement compared to the first quarter of 2002 of $6.3 million net income and $0.64 per basic and diluted share. Return on average equity in the first quarter of 2003 was 17.63% compared to 18.67% for the first quarter of last year. In addition, return on average assets increased to 1.81% in 2003 compared to 1.76% for the first quarter of last year.

         Net income for the first quarter of 2003, compared to last year's first quarter, was up $431,000. Factors contributing to this increase were a $707,000 improvement in net interest income and an increase in fiduciary income and other service charge income of $618,000. Also adding to the improvement in earnings was a $348,000 decline in the provision for loan losses. These improvements helped to offset a $285,000 decrease in mortgage banking income during the first quarter of 2003 compared to the first quarter of last year, an increase of $530,000 in salaries and benefits and an increase of $279,000 in income tax expense.

         The $6.7 million first quarter 2003 net income also compares favorably with the fourth quarter of 2002 net income of $5.8 million, resulting in a linked quarter-to-quarter increase of $970,000 or 16.7%. Basic and diluted earnings per share of $0.68 in the first quarter of 2003 show a 17.2% and a 19.3% improvement, respectively, versus the linked quarter.

          First quarter 2003 produced net interest income after provision for loan losses of $14.6 million, which was virtually identical to the linked quarter. Non-interest income increased overall by $1.8 million versus the linked quarter. The two main components of the improvement from the linked quarter were a $1.1 million increase in mortgage banking income and a $599,000 loss recorded in the linked quarter due to the write-down of securities whose decline in market value was deemed to be other than temporary, whereas no such loss was recorded in the first quarter of 2003. Non-interest expense increased by a modest 1.5% during the first quarter of this year versus the linked quarter.

         Despite the continued slow economy, First Community's asset quality ratios remain sound. The ratio of non-performing assets to total assets stood at ..44% on March 31, 2003, slightly higher than the year-end 2002 level of .41%. The Company reported only $21,000 in loans past due 90 days and still accruing, while non-accruing loans were .45% of total loans at March 31, 2003 versus $91,000 and .33% in these two categories at prior year end. Total delinquencies as a percent of total loans were 1.09%, slightly better than the year-end level of 1.11%. The coverage ratio at the end of the first quarter of 2003 was 343% compared to 295% at the end of the first quarter last year and 455% at December 31, 2002.

         Average assets for the first quarter of 2003 increased by $16.3 million over the fourth quarter 2002 average. Average deposits increased $22.1 million when compared to the linked quarter's average. Included in the average deposit growth was approximately $29 million attributed to the fourth quarter 2002 acquisition of Monroe Financial. Total equity for the Company increased to $154.7 million, bringing book value per common share outstanding to $15.71, up from $13.67 at the end of the first quarter of last year and $15.42 at the end of the fourth quarter of 2002.

         First Community is a $1.5 billion bank holding company and the parent of First Community Bank, N. A. First Community Bank, N. A. operates with 41 full-service branches throughout Virginia, West Virginia and North Carolina and two trust and investment management offices. First Community Bank, N. A. also owns United First Mortgage, Inc. based in Richmond, Virginia, which operates 11 offices from Virginia Beach to Harrisonburg, Virginia, as well as Stone Capital Management, Inc., an investment advisory firm. In January, First Community entered into a definitive agreement with The CommonWealth Bank, which has four locations in and around Richmond, Virginia. The Company anticipates completion of this acquisition in the second quarter of 2003. First Community Bancshares' common stock is traded on the Nasdaq National Market under the symbol "FCBC."


                                      *****

                                   DISCLAIMER

           This news release may include forward-looking statements. These forward- looking statements are based on current expectations that involve risks, uncertainties, and assumptions. Should one or more of these risks or uncertainties materialize, or should underlying assumptions prove incorrect, actual results may differ materially. These risks include: the timely development, production and acceptance of new products and services and their feature sets; the challenge of managing asset/liability levels; the management of credit risk and interest rate risk; the difficulty of keeping expense growth at modest levels while increasing revenues; and other risks detailed from time to time in the Company's Securities and Exchange Commission reports, including but not limited to the Annual Report on Form 10-K for the most recent year ended.

 FIRST COMMUNITY BANCSHARES, INC.
 CONSOLIDATED STATEMENTS OF INCOME

 ================================================================================================================
 (Dollars in Thousands, Except Per Share Data)(Unaudited)                                   Three Months
                                                                                                Ended
                                                                                               March 31
                                                                                      ---------------------------
                                                                                        2003               2002
                                                                                      ---------------------------
 INTEREST        Interest and fees on loans held for investment                       $ 16,892           $ 18,036
 INCOME          Interest and fees on loans held for sale                                  629                844
                 Interest on securities-taxable                                          3,145              3,378
                 Interest on securities-nontaxable                                       1,657              1,742
                 Interest on federal funds sold and deposits                               215                 43
 -----------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST INCOME                                    22,538             24,043
 -----------------------------------------------------------------------------------------------------------------
 INTEREST        Interest on deposits                                                    5,317              6,993
 EXPENSE         Interest on borrowings                                                  2,041              2,577
 -----------------------------------------------------------------------------------------------------------------
                               TOTAL INTEREST EXPENSE                                    7,358              9,570
 -----------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME                                      15,180             14,473
                 Provision for loan losses                                                 589                937
 -----------------------------------------------------------------------------------------------------------------
                               NET INTEREST INCOME AFTER PROVISION FOR
                               LOAN LOSSES                                              14,591             13,536
 -----------------------------------------------------------------------------------------------------------------
 NON-INTEREST    Fiduciary income                                                          416                343
 INCOME          Service charges on deposit accounts                                     1,821              1,463
                 Other service charges, commissions and fees                               513                326
                 Mortgage banking income                                                 2,964              3,249
                 Other operating income                                                    297                296
                 Gain on sale of securities                                                 20                177
 -----------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST INCOME                                 6,031              5,854
 -----------------------------------------------------------------------------------------------------------------
 NON-INTEREST    Salaries and employee benefits                                          6,333              5,803
 EXPENSE         Occupancy expense of bank premises                                        849                743
                 Furniture and equipment expense                                           530                503
                 Amortization of intangible assets                                          63                 59
                 Other operating expense                                                 3,356              3,501
 -----------------------------------------------------------------------------------------------------------------
                               TOTAL NON-INTEREST EXPENSE                               11,131             10,609
 -----------------------------------------------------------------------------------------------------------------
                 Income before income taxes                                              9,491              8,781
                 Income tax expense                                                      2,743              2,464
 -----------------------------------------------------------------------------------------------------------------
                               NET INCOME                                               $ 6,748            $ 6,317
 -----------------------------------------------------------------------------------------------------------------
                 BASIC AND DILUTED EARNINGS PER COMMON SHARE (EPS)                      $ 0.68             $ 0.64
 -----------------------------------------------------------------------------------------------------------------

                 Weighted Average Shares Outstanding:
                    Basic                                                            9,870,279          9,933,222
                    Diluted                                                          9,921,346          9,977,531

                 For the period:
                      Return on average equity                                           17.63%             18.67%
                      Return on average assets                                            1.81%              1.76%
                      Cash dividends per share                                         $  0.26             $ 0.25
                 At period end:
                      Book value per share                                             $ 15.71            $ 13.67
                      Market value (average bid and ask)                               $ 33.17            $ 30.26
 =================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
CONSOLIDATED BALANCE SHEETS

------------------------------------------------------------------------------------------------------------------------------
(Dollars in Thousands, Except Per Share Data)(Unaudited)
                                                                                              MARCH 31,          DECEMBER 31,
                                                                                                2003                 2002
                                                                                             -----------          -----------
ASSETS             Cash and due from banks                                                   $    36,979          $    33,364
                   Interest-bearing deposits with banks                                           63,146               88,064
                   Fed Funds Sold                                                                      4                3,157
                   Securities available for sale (amortized cost of $362,865
                       March 31, 2003; $289,616, December 31, 2002)                              372,926              300,885
                   Securities held to maturity (market value of $42,410
                       March 31, 2003; $43,342, December 31, 2002)                                40,084               41,014
                   Loans held for sale                                                            50,753               66,364
                   Loans held for investment, net of unearned income                             897,194              927,621
                       Less allowance for loan losses                                             13,782               14,410
------------------------------------------------------------------------------------------------------------------------------
                   Net loans                                                                     883,412              913,211
                   Premises and equipment                                                         25,417               25,078
                   Other real estate owned                                                         2,545                2,855
                   Interest receivable                                                             8,210                7,897
                   Other assets                                                                   18,524               15,391
                   Intangible assets                                                              27,110               27,083
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL ASSETS                                                  $ 1,529,110          $ 1,524,363
------------------------------------------------------------------------------------------------------------------------------
LIABILITIES        Deposits:
                       Demand                                                                $   162,998          $   165,557
                       Interest-bearing demand                                                   207,098              200,297
                       Savings                                                                   183,738              180,786
                       Time                                                                      599,868              593,087
------------------------------------------------------------------------------------------------------------------------------
                          Total Deposits                                                       1,153,702            1,139,727
                   Interest, taxes and other liabilities                                          14,663               15,940
                   Fed Funds Purchased                                                                --                   --
                   Securities sold under agreements to repurchase                                 95,621               91,877
                   FHLB and other indebtedness                                                   110,429              124,357
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES                                               1,374,415            1,371,901
------------------------------------------------------------------------------------------------------------------------------
STOCKHOLDERS'      Preferred stock, par value undesignated; 1,000,000 shares authorized;
EQUITY                no shares issued and outstanding in 2003 and 2002                               --                   --
                   Common stock, $1 par value; 15,000,000 shares authorized in 2003 and 2002, respectively; 9,965,123 issued in 2003 and 9,956,714 issued in 2002; and 9,846,092 and 9,888,482 outstanding in
                      2003 and 2002, respectively                                                  9,965                9,957
                   Additional paid-in capital                                                     58,970               58,642
                   Retained earnings                                                              83,267               79,084
                   Treasury stock, at cost                                                        (3,543)              (1,982)
                   Accumulated other comprehensive income                                          6,036                6,761
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL STOCKHOLDERS' EQUITY                                        154,695              152,462
------------------------------------------------------------------------------------------------------------------------------
                               TOTAL LIABILITIES AND
                               STOCKHOLDERS' EQUITY                                          $ 1,529,110          $ 1,524,363
==============================================================================================================================

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
INCOME STATEMENTS
(Dollars in Thousands Except Per Share Data)

                                                                                  AS OF AND FOR THE QUARTER ENDED

                                                                 MARCH 31,   DECEMBER 31,  SEPTEMBER 30,   JUNE 30,      MARCH 31,
                                                                   2003           2002         2002          2002          2002
                                                               --------------------------------------------------------------------
INTEREST     Interest and fees on loans held for investment     $   16,892    $   17,769    $   18,597    $   18,013    $   18,036
INCOME       Interest and fees on loans held for sale                  629         1,063           851           826           844
             Interest on securities-taxable                          3,145         2,766         3,236         3,621         3,378
             Interest on securities-nontaxable                       1,657         1,718         1,679         1,680         1,742
             Interest on federal funds sold and deposits               215           215            88            39            43
                                                               --------------------------------------------------------------------
                           TOTAL INTEREST INCOME                    22,538        23,531        24,451        24,179        24,043
                                                               --------------------------------------------------------------------
INTEREST     Interest on deposits                                    5,317         5,763         6,206         6,404         6,993
EXPENSE      Interest on borrowings                                  2,041         2,228         2,234         2,603         2,577
                                                               --------------------------------------------------------------------
                           TOTAL INTEREST EXPENSE                    7,358         7,991         8,440         9,007         9,570
                                                               --------------------------------------------------------------------
                           NET INTEREST INCOME                      15,180        15,540        16,011        15,172        14,473
             Provision for loan losses                                 589           947         1,302         1,022           937
                                                               --------------------------------------------------------------------
                           NET INTEREST INCOME AFTER
                           PROVISION FOR
                           LOAN LOSSES                              14,591        14,593        14,709        14,150        13,536
                                                               --------------------------------------------------------------------
NON-INT      Fiduciary income                                          416           486           443           501           343
INCOME       Service charges on deposit accounts                     1,821         1,921         1,866         1,806         1,463
             Other service charges, commissions and fees               513           371           328           355           326
             Mortgage banking income                                 2,964         1,841         2,238         2,107         3,249
             Other operating income                                    297           214           100           186           296
             Gain (loss) on Securities                                  20          (599)           22             9           177
                                                               --------------------------------------------------------------------
                           TOTAL NON-INTEREST INCOME                 6,031         4,234         4,997         4,964         5,854
                                                               --------------------------------------------------------------------
NON-INT      Salaries and employee benefits                          6,333         5,972         5,746         5,746         5,803
EXPENSE      Occupancy expense of bank premises                        849           714           738           679           743
             Furniture and equipment expense                           530           488           529           562           503
             Amortization of intangible assets                          63            65            61            60            59
             Other operating expense                                 3,356         3,724         3,177         3,399         3,501
                                                               --------------------------------------------------------------------
                           TOTAL NON-INTEREST EXPENSE               11,131        10,963        10,251        10,446        10,609
                                                               --------------------------------------------------------------------
             Income before income taxes                              9,491         7,864         9,455         8,668         8,781
             Income tax expense                                      2,743         2,086         2,869         2,630         2,464
                                                               --------------------------------------------------------------------
                           NET INCOME*                               6,748         5,778         6,586         6,038         6,317
                                                               ====================================================================

PER          Basic EPS*                                             $ 0.68        $ 0.58        $ 0.66        $ 0.61        $ 0.64
SHARE        Diluted EPS *                                          $ 0.68        $ 0.57        $ 0.66        $ 0.61        $ 0.64
DATA         Cash dividends per share                               $ 0.26        $ 0.25        $ 0.25        $ 0.25        $ 0.25
             Weighted Average Shares Outstanding:
             Basic                                               9,870,279     9,892,504     9,928,069     9,945,158     9,933,222
             Diluted                                             9,921,346     9,945,032     9,978,136     9,993,812     9,977,531
             Actual shares outstanding at period end             9,846,092     9,888,482     9,918,482     9,925,982     9,950,982
             Book Value per share at period end                 $    15.71    $    15.42    $    15.10    $    14.50    $    13.67
             Average Bid and Ask per share at period end        $    33.17    $    30.75    $    29.33    $    33.00    $    30.26
RATIOS       Return on average assets*                                1.81%         1.64%         1.78%         1.65%         1.76%
             Return on average equity*                               17.63%        16.36%        17.64%        17.25%        18.67%
             Net yield on earning assets                              4.64%         4.70%         4.93%         4.77%         4.64%
             Efficiency Ratio at end of period                       49.67%        49.01%        48.09%        48.99%        47.14%
             Equity as a percent of total assets at
                  end of period                                      10.12%        10.00%        10.09%         9.89%         9.27%
             Average earning assets as a percentage of
                  average total assets                               92.99%        93.05%        92.82%        92.64%        92.77%
             Average loans (not including loans held for
                  sale) as a percentage of average deposits          79.50%        81.20%        84.86%        84.83%        84.78%
QTD          Average Loans (Not including Loans Held for Sale)  $  906,856    $  908,342    $  929,494    $  917,319    $  914,749
AVERAGES     Average Earning Assets                             $1,408,749    $1,394,399    $1,364,045    $1,355,841    $1,351,598
             Average Total Assets                               $1,514,900    $1,498,567    $1,469,609    $1,463,573    $1,456,863
             Average deposits                                   $1,140,746    $1,118,597    $1,095,377    $1,081,316    $1,079,022
             Average Equity                                     $  155,222    $  150,449    $  148,124    $  140,408    $  137,184
             Taxable Equivalent Net Interest Income             $   16,115    $   16,513    $   16,963    $   16,123    $   15,458
             Average Interest-bearing deposits                  $  983,242    $  959,708    $  936,578    $  926,649    $  921,967


* - In accordance with FAS 147, goodwill amortization on certain branch acquisitions ceased on October 1, 2002 and, as required, First Community restated quarterly amounts in its 2002 annual report.

FIRST COMMUNITY BANCSHARES, INC.
QUARTERLY PERFORMANCE SUMMARY
BALANCE SHEETS
(DOLLARS IN THOUSANDS EXCEPT PER SHARE DATA)

                                                        MARCH        DECEMBER 31,   SEPTEMBER 30,     JUNE 30,        MARCH 31,
                                                         2003            2002           2002            2002            2002
                                                     ---------------------------------------------------------------------------
Cash and due from banks                              $    36,979     $    33,364     $    30,331     $    31,448     $    28,547
Interest-bearing deposits with banks                      63,146          88,064          20,246             255             830
Federal funds sold                                             4           3,157              75
Securities available for sale                            372,926         300,885         334,408         338,572         368,526
Securities held to maturity                               40,084          41,014          40,211          41,327          41,446
Loans held for sale                                       50,753          66,364          68,821          52,095          47,596
Loans held for investment, net of unearned income        897,194         927,621         926,400         928,541         911,746
    Less allowance for loan losses                        13,782          14,410          14,080          14,194          14,271
                                                     ---------------------------------------------------------------------------
Net loans                                                883,412         913,211         912,320         914,347         897,475
Premises and equipment                                    25,417          25,078          23,632          22,314          21,927
Other real estate owned                                    2,545           2,855           2,668           2,452           2,538
Interest receivable                                        8,210           7,897           8,340           8,330           9,139
Other assets                                              18,524          15,391          16,843          18,348          23,459
Intangible assets                                         27,110          27,083          26,012          25,846          26,125
                                                     ---------------------------------------------------------------------------
            TOTAL ASSETS                             $ 1,529,110     $ 1,524,363     $ 1,483,907     $ 1,455,334     $ 1,467,608
                                                     ================================================================-----------
Deposits:
    Demand                                           $   162,998     $   165,557     $   161,249     $   156,820     $   152,980
    Interest-bearing demand                              207,098         200,297         185,866         180,585         191,284
    Savings                                              183,738         180,786         179,888         175,431         160,544
    Time                                                 599,868         593,087         578,223         568,679         577,398
                                                     ---------------------------------------------------------------------------
       Total Deposits                                  1,153,702       1,139,727       1,105,226       1,081,515       1,082,206
Interest, taxes and other liabilities                     14,663          15,940          13,928          13,704          16,135
Federal funds purchased                                       --              --              --           8,950           4,560
Securities sold under agreements to repurchase            95,621          91,877          94,964          83,015          79,238
FHLB and other indebtedness                              110,429         124,357         120,053         124,266         149,467
                                                     ---------------------------------------------------------------------------
            TOTAL LIABILITIES                          1,374,415       1,371,901       1,334,171       1,311,450       1,331,606
                                                     ---------------------------------------------------------------------------

Preferred Stock                                               --              --              --              --              --
Common stock, $1 par value                                 9,965           9,957           9,957           9,957           9,957
Additional paid-in capital                                58,970          58,642          58,642          58,600          58,600
Retained earnings                                         83,267          79,084          75,353          71,394          67,981
Treasury stock, at cost                                   (3,543)         (1,982)         (1,098)           (870)           (167)
Accumulated other comprehensive income (loss)              6,036           6,761           6,882           4,803            (369)
                                                     ---------------------------------------------------------------------------
            TOTAL STOCKHOLDERS' EQUITY                   154,695         152,462         149,736         143,884         136,002
                                                     ---------------------------------------------------------------------------
            TOTAL LIABILITIES AND
            STOCKHOLDERS' EQUITY                     $ 1,529,110     $ 1,524,363     $ 1,483,907     $ 1,455,334     $ 1,467,608
                                                     ================================================================-----------

FIRST COMMUNITY BANCSHARES, INC.
SELECTED FINANCIAL INFORMATION
(DOLLARS IN THOUSANDS)

                                                                        AS OF AND FOR THE QUARTER ENDED

                                                        MARCH 31,   DECEMBER 31,  SEPTEMBER 30,   JUNE 30,     MARCH 31,
                                                          2003          2002         2002           2002         2002
                                                        -----------------------------------------------------------------
ASSET QUALITY ANALYSIS:
Allowance for Loan Losses:
Beginning balance                                       $ 14,410      $ 14,080     $ 14,194       $ 14,271      $ 13,952
Provision                                                    589           947        1,302          1,022           937
   Acquisition balance                                        --           395           --             --            --
   Charge-offs                                            (1,668)       (1,212)      (1,593)        (1,243)         (820)
   Recoveries                                                451           200          177            144           202
                                                        ----------------------------------------------------------------
  Net charge-offs                                         (1,217)       (1,012)      (1,416)        (1,099)         (618)
      Ending balance                                    $ 13,782      $ 14,410     $ 14,080       $ 14,194      $ 14,271
                                                        ================================================================

NONPERFORMING ASSETS:
Nonaccrual loans                                        $  3,997      $  3,075     $  4,987       $  4,131      $  4,644
Foreclosed real estate                                     2,544         2,855        2,668          2,452         2,538
Repossessions                                                188           172          341            436           495
Loans 90 days or more past due & still accruing               21            91          367            254           192
                                                        ----------------------------------------------------------------
Nonperforming assets                                    $  6,750      $  6,193     $  8,363       $  7,273      $  7,869
                                                        ================================================================

Loans 90 days or more past due & still accruing
  as a percentage of loans held for investment             0.00%         0.01%        0.04%          0.03%         0.02%

ASSET QUALITY RATIOS:
Nonaccrual loans and leases as a
  percentage of loans held for investment                  0.45%         0.33%        0.54%          0.44%         0.51%
Nonperforming assets as a percentage of:
  Total assets                                              0.44%         0.41%        0.56%          0.50%         0.54%
  Loans held for investment plus foreclosed property        0.75%         0.67%        0.90%          0.78%         0.86%
Net charge-offs as a % of average loans held for
  investment                                                0.13%         0.11%        0.15%          0.12%         0.07%
Allowance for loan & lease losses as a percentage of
  loans held for investment                                 1.54%         1.55%        1.52%          1.53%         1.57%
Ratio of allowance for loans losses to:
  Nonaccrual loans                                          3.45          4.69         2.82           3.44          3.07

Restructured loans performing according to
  modified terms                                        $    341      $    345     $    347       $    440      $    354
